Exhibit 99.2

Morgan Stanley Smith Barney Global Wealth Management

Joint Venture

Presentation to Investors

January 13, 2009

Notice

Statements about the expected effects, timing, benefits, financial and operating results, synergies, cost savings and completion of the joint venture and all other statements in this presentation, other than historical facts, constitute forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect current estimates, projections and expectations. In making any such statements, each of Morgan Stanley and Citigroup (collectively, the "Companies") believe that its current expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of the Companies, including (1) the risks associated with business combinations, (2) the ability of the Companies to obtain necessary regulatory approvals on the proposed terms and within the expected time frame, (3) the impact of general economic and industry conditions, (4) adverse changes in the stock markets, the public debt markets and other capital markets, including changes in interest rate conditions and the impact of such conditions on the joint venture’s business, (5) changes in retail investor participation in the markets, (6) capital expenditure requirements, (7) projected synergies and cost savings from the joint venture may be less than expected or may not be realized within the expected time frame, (8) the businesses of the Companies that are to be contributed to the joint venture may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, (9) operating costs, customer and employee loss and business disruption following the announcement or creation of the joint venture, including difficulties in maintaining relationships with employees and customers, (10) legislative or regulatory requirements or changes in such requirements, including changes in trade, monetary and fiscal policies and laws, may adversely affect the businesses in which the joint venture is engaged, (11) competitive pressures among financial services companies may increase significantly and have an effect on pricing, spending, third-party relationships and revenues, (12) the impact of changes in accounting standards, rules or interpretations, (13) litigation liabilities, including costs, expenses, settlements and judgments which may adversely affect the joint venture or its business and (14) the impact of political conditions, including the threat of future terrorist activity and related actions by the United States abroad. The actual results or performance and expected synergies of the joint venture could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of each of the Companies or the joint venture. For a discussion of additional risks and uncertainties that may affect the future results of the Companies, please see each of the Companies' periodic reports filed with the Securities and Exchange Commission and available on www.sec.gov.

This slide is part of a presentation by Morgan Stanley and Citigroup and is intended to be viewed as part of that presentation. The presentation is based on information from the companies’ press release and conference call.	2

Transaction Overiew

•	Morgan Stanley and Citi combining retail brokerage forces to create an industry-leading global wealth manager

−  Morgan Stanley will own 51% and Citi will own 49% of the Joint Venture

−  In addition to 49% of the Joint Venture, Citi to receive cash consideration of $2.7Bn

−  Morgan Stanley to have majority representation on the Board of Directors of the combined entity

•	Deal structure designed to give Morgan Stanley the opportunity to increase share and Citi the ability to realize the potential upside in future valuation

−  The sale of future tranches, if any, will be transacted at fair market value

•	Morgan Stanley to exchange: Core Retail, Private Wealth Management and International Private Wealth Management(1)

•	Citi to exchange: Smith Barney US(2), Quilter UK and Smith Barney Australia

•	James Gorman to be Chairman and Charlie Johnston to be President of the Joint Venture

•	Brand name will be Morgan Stanley Smith Barney

•	Subject to customary regulatory approvals

(1)	Including Swiss Bank

(2)	Excluding branch based advisors and institutional FAs

This slide is part of a presentation by Morgan Stanley and Citigroup and is intended to be viewed as part of that presentation. The presentation is based on information from the companies’ press release and conference call.	3

Joint Venture Statistics(1)

JV creates largest global wealth management firm by financial advisors and top 3 player by client assets

	Morgan Stanley	Citi	Combined
	Global Wealth	Smith Barney	Pro-forma
Management

Net Revenues (2)	$6.4Bn	$8.5Bn	$14.9Bn

Pre-tax Profit (3)	$1.1Bn	$1.7Bn	$2.8Bn

Financial Advisors (4)	8,426	~11,960	~20,390

Client Assets (4)	$707Bn	$1,034Bn	$1,741Bn

Offices	465	541	1,006

Headquarters	New York	New York	New York

Source: Morgan Stanley SEC Filings and Citigroup estimates
(1)	Morgan Stanley figures based on FY 2008. Citigroup figures based on estimated last twelve months 3Q08
(2)
Morgan Stanley excludes the $748mm gain on the sale of the Spanish Wealth Management business and excludes a ($108mm) write-down on Auction Rate Securities inventory. Citigroup excludes CitiStreet gain on sale of $347mm and excludes the ($306mm) write-down related to the Auction Rate Securities settlement and is adjusted for exclusion of retail branch based advisors, institutional FAs and certain lending activities

(3)
Morgan Stanley excludes the $698mm pre-tax profit on the sale of the Spanish Wealth Management business and excludes ($641mm) of pre-tax provisions related to Auction Rate Securities. Citigroup excludes the $334mm pre-tax profit on the sale of CitiStreet and excludes ($640mm) of pre-tax provisions related to Auction Rate Securities, Falcon fund and other one-time restructuring costs. Citigroup pre-tax profit reflects estimated last twelve months 3Q08 and estimated adjustments for exclusion of retail branch based advisors, institutional FAs and certain lending activities

(4)
For Citi, figures are adjusted to exclude estimated branch based advisors/locations and institutional FAs; includes Quilter and Australia Smith Barney; FA figures based on January 2009 and client assets based on 3Q08; for Morgan Stanley, client assets are as of 3Q08 for comparability purposes; 4Q08 assets were $546Bn.

This slide is part of a presentation by Morgan Stanley and Citigroup and is intended to be viewed as part of that presentation. The presentation is based on information from the companies’ press release and conference call.	4

Strategic Rationale for Joint Venture

•	Establish leadership position in Wealth Management

−	Wealth Management continues to be a very attractive business with longer-term growth potential across the globe

−	Combination creates an industry-leading global wealth manager with over 1,000 branches in the United States and significant international presence

•	A leading global wealth manager with a superior distribution platform

•	Both Citi and Morgan Stanley will retain their deposits accumulated prior to close

•	Enhances client experience with a best-in-class product and service platform

•	Expands distribution network for capital markets and asset management products

•	Achieves scale economies and cost synergies

−	Significant value creation driven by estimated $1.1Bn in cost savings

This slide is part of a presentation by Morgan Stanley and Citigroup and is intended to be viewed as part of that presentation. The presentation is based on information from the companies’ press release and conference call.	5

Target Expense Efficiencies

Target Expense Efficiencies

Personnel	$320MM

IT / Operations	$350MM

Marketing / Professional Services	$180MM

Other Expenses	$230MM

Total	$1.1Bn

This slide is part of a presentation by Morgan Stanley and Citigroup and is intended to be viewed as part of that presentation. The presentation is based on information from the companies’ press release and conference call.	6

Morgan Stanley Smith Barney Global Wealth Management

Joint Venture

Presentation to Investors

January 13, 2009